Exhibit 10.19

FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT  AND GUARANTY AGREEMENT

THIS  FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT  AND GUARANTY AGREEMENT (“First Amendment”), dated as of December 16, 2003, is entered into by and among (i) SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), (ii) SL GREEN REALTY CORP., a Maryland corporation (the “Company”, and a “Guarantor”, as such term is defined herein), (iii) each of the direct and indirect Subsidiaries of the Borrower or the Company that is a signatory hereto under the caption “Guarantors” on the signature pages hereto as a “Guarantor”, (iv) each of the financial institutions that is a signatory hereto under the caption “Lenders” on the signature pages hereto (individually, a “Lender” and, collectively, the “Lenders”),  and (v) FLEET NATIONAL BANK,  a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Agent”).

RECITALS

A.                                   The Company, the Borrower, the other Guarantors, the Lenders, and the Agent are parties to a certain Amended and Restated Revolving Credit and Guaranty Agreement, dated as of March 17, 2003 (as it may be further amended, modified or supplemented from time to time the “Credit Agreement”), pursuant to which the Lenders have agreed to make available to the Borrower revolving loans in an aggregate amount not to exceed $300,000,000.

B.                                     The Borrower and the Company have requested that the Lenders agree to certain amendments of the Credit Agreement.

C.                                     The Required Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.                                       Amendments to §1.1 of Credit Agreement.

(i) §1.1 of the Credit Agreement shall be amended by deleting the definition of “Unconsolidated Entity” in its entirety and replacing it with the following:

“Unconsolidated Entity.  As of any date, any Person, other than a Wholly Owned Subsidiary, in whom the Borrower, the Company or any Related Company holds an Investment, regardless of whether the financial results of such Person would or would not be consolidated under Generally Accepted Accounting Principles with the financial statements of the Borrower, if such statements were prepared as of such date. Unconsolidated Entities existing on the date hereof are set forth in Schedule 1.3.”

(ii)                                  §1.1 of the Credit Agreement shall be further amended by inserting the following additional defined terms in their respective alphabetical order:

(a)                                  “As-Is Value.  For any Real Estate Asset set forth on Schedule 8.2(h) (as such Schedule shall be amended or supplemented from time to time), the “as-is” value of such Real Estate Asset as determined by an appraisal conducted by a Member of the Appraisal Institute (“MAI”) compliant with the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (“FIRREA”) supplied by Borrower which is less than one year old from the date of such determination and which is acceptable to the Agent and the Borrower; provided, however, that for any Real Estate Asset for which no such appraisal is available, “As-Is Value” shall be the value determined by dividing the Adjusted Net Operating Income for the immediately preceding fiscal quarter, annualized, for such Real Estate Asset by the capitalization rate (which shall in no event exceed 9.0%) set forth for such Real Estate Asset on Schedule 8.2(h) (as such Schedule shall be amended or supplemented from time to time).”

(b)                               “1221 Avenue of the Americas Investment.  An Investment in less than all  of the economic and beneficial ownership interests in the 1221 Avenue of the Americas Owner.

(c)                                “1221 Avenue of the Americas Investment Party.  Any Affiliate of Borrower which directly or indirectly owns or controls the 1221 Avenue of the Americas Investment, provided that if Borrower directly owns or controls the 1221 Avenue of the Americas Investment, Borrower shall be the 1221 Avenue of the Americas Investment Party.

(d)                                 “1221 Avenue of the Americas Investment Period.  Any period of time during which the 1221 Avenue of the Americas Investment Party owns or controls the 1221 Avenue of the Americas Investment.

(e)                                  “1221 Avenue of the Americas Owner. Rock-McGraw, Inc., a New York corporation (“Rock-McGraw”), the fee owner of the premises located at 1221 Avenue of the Americas, New York, New York as of December 16, 2003, or any successor to Rock-McGraw as fee owner of the premises located at 1221 Avenue of the Americas, New York, New York.

(f)                                    “Wholly Owned Subsidiary. As to any Person, a Subsidiary of such Person all of the outstanding ownership interests of which Subsidiary (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.”

3.                                       Additional Amendments to Credit Agreement.

(i) §8.2(h) of the Credit Agreement is amended by deleting the next to last paragraph of such Section in its entirety  and replacing it with the following:

“ Notwithstanding the foregoing to the contrary, if, but only for so long as either (x) all Indebtedness of the Unconsolidated Entities does not exceed seventy-two percent (72%) of the aggregate dollar amount of the As-Is Values for all Real Estate Assets of such Unconsolidated Entities or (y) Structured Finance Investments do not exceed twelve percent (12%) of Total Assets, then

(i) the Permitted Investments Cap shall increase from twenty-five percent (25%) of Total Assets to (A) during the 1221 Avenue of the Americas Investment Period, thirty-nine percent (39%) of Total Assets, and (B) during all other periods, thirty percent (30%) of Total Assets; and

(ii) the Maximum Percentage of Total Assets in respect of Unconsolidated Entities (as described above) shall increase from twenty percent (20%) to (A) during the 1221 Avenue of the Americas Investment Period, thirty percent (30%), and (B) during all other periods, twenty-five percent (25%).”

(ii)  §9.4 of the Credit Agreement is amended by deleting subsection (ii) in its entirety  and replacing it with the following:

“(ii)  The Borrower and the Company will not at any time permit the outstanding balance of Secured Recourse Indebtedness to exceed  (x) during the 1221 Avenue of the Americas Investment Period, twelve percent (12%) of Total Assets, or (y) during all other periods, ten percent (10%) of Total Assets.”

(iii)  §9 of the Credit Agreement is amended by inserting therein a new §9.9, as follows:

“§9.9.  Indebtedness of the 1221 Avenue of the Americas Investment Party.  (i)  During the 1221 Avenue of the Americas Investment Period, Indebtedness of the 1221 Avenue of the Americas Owner will not at any time exceed twenty-five percent (25%) of the aggregate Adjusted Net Operating Income for the immediately preceding fiscal quarter, annualized, for the Real Estate Asset constituting the premises located at 1221 Avenue of the Americas, New York, New York, divided by eight percent (8%).

(ii) During the 1221 Avenue of the Americas Investment Period, the aggregate Indebtedness of the Unconsolidated Entities will not at any time exceed seventy-two percent (72%) of the aggregate dollar amount of the As-Is Values for all Real Estate Assets of such Unconsolidated Entities as of such time.”

(iv) §9.9 of the Credit Agreement is amended (x) by renumbering such section as §9.10and (y) by deleting therefrom the term “§9.8” in each instance it appears and inserting in lieu thereof the term “§9.9”.

(v) The Credit Agreement is further amended by adding thereto a Schedule 8.2(h), in the form and substance set forth on Annex A attached hereto.

4.                                       Agreements of Guarantors.  Each of the Guarantors

(i)                                     acknowledges and consents to the execution, delivery and performance by Borrower and the Company of this First Amendment; and

(ii)                                  reaffirms and agrees that the respective Guaranty to which such Guarantor is party under the Credit Agreement and all other Loan Documents executed and delivered by such Guarantor to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim and will so continue.

5.                                       Representations and Warranties.  Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Agent and the Lenders as follows:

(a)                                  No Default or Event of Default has occurred and is continuing, and each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date of this First Amendment as if made of this First Amendment (except (i) to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, (ii) to the extent of changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and (iii) to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 The execution, delivery and performance by Borrower and the Guarantors of this First Amendment is (i) within their respective power and authority, (ii) has been duly authorized by all necessary corporate and other action, (iii) do not and will not require any registration with, consent or approval of, notice to or action by any Person (including any Governmental Authority) in order to be effective and enforceable, (iv) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or Guarantors, and (v) do not conflict with any provision of the Borrower’s or Guarantors’ partnership agreement, charter documents or bylaws, declaration of trust, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon such Borrower or Guarantor or to which any of such Borrower’s or Guarantor’s properties are subject.  This First Amendment and the Credit Agreement, as amended by this First Amendment, each constitute the legal, valid and binding obligation of Borrower and each of the Guarantors which are parties thereto, respectively, enforceable against them in accordance with their respective terms, without defense, counterclaim or offset.

(c)                                  Except as certified to the Agent by a secretary of the Borrower or the Company, none of the Organization Documents of Borrower and each of the Guarantors has been amended or modified since March 17, 2003.

(d)                                 Each of Borrower and each of the Guarantors is entering into this First Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Lenders, any of their respective Affiliates or any other Person and hereby acknowledges and agrees that it is not aware (i) of any claim or cause of action against the Agent, any Lender or any of their respective Affiliates, directors, officers, agents or employees, arising from or in connection with the Loan Documents or otherwise and (ii) that there are any claims, demands, offsets or defenses at law or in equity that would defeat or diminish the rights and remedies of Agent or the Lenders under the Loan Documents.

6.                                       Effective Date.  This First Amendment will become effective as of December 16, 2003  provided that each of the following conditions precedent is satisfied before the close of business on such date (the “Effective Date”):

(a)                                  The Agent shall have received from Borrower, each of the Guarantors and each of the Required Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this First Amendment by no later than 9:00 AM (New York time) on  December 16, 2003.

(b)                                 The Agent shall have received from Borrower and each of the Guarantors a copy of a resolution passed by the board of directors of such corporation (or other evidence satisfactory to the Agent in the case of such a Person which is not a corporation), certified by the secretary or an Assistant Secretary of such corporation (or such other Person satisfactory to the Agent in the case of such a Person which is not a corporation) as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this First Amendment.

(c)                                  The Agent shall have received from the Company a certificate of a Responsible Officer of each of Borrower and the Company dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

(d)                                 The Agent shall have received an opinion of counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Agent;

(e)                                  Borrower or the Company shall have paid (i) the expenses of the Agent, including its attorneys’ reasonable fees and disbursements, and (ii) to the Agent for the benefit of the Lenders, an amendment fee equal to .15% of the Total Commitment as of the Effective Date.

For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has executed the First Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

7.                                       Miscellaneous.

Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this First Amendment.  This First Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and all other Loan Documents.

(b)                                 This First Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this First Amendment.

(c)                                  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(d)                                 This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original.  Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

(e)                                  This First Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This First Amendment supersedes all prior drafts and communications with respect thereto.  This First Amendment may not be amended except in accordance with the provisions of §26 of the Credit Agreement.

(f)                                    If any term or provision of this First Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this First Amendment or the Credit Agreement, respectively.

(g)                                 Neither Borrower nor any Guarantor shall include any reference (written or oral) to the Agent, any Lender or any Loan Document in any public statement, disclosure, filing or press release unless the inclusion of such reference is required by applicable Law (in the reasonable opinion of the Company and its counsel).  To the extent any such reference is made none of the Agent or any Lender shall be deemed to have approved, consented to or otherwise authorized the same, unless such approval, consent or authorization shall be in writing executed by the Agent and each Lender referred to therein.

(h)                                 The Company covenants to pay to or reimburse the Agent, upon demand, for (i) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this First Amendment, and (ii) any and all other accrued but unpaid amounts due and owing in accordance with §15 of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed in the City of New York, New York and the other parties hereto have caused this First Amendment to be duly executed, each as of the date first above written

BORROWER:

SL GREEN OPERATING PARTNERSHIP, L.P.

	By:	SL GREEN REALTY CORP., its general partner

By:
Name: Title:

GUARANTOR:

SL GREEN REALTY CORP., a Maryland corporation

By
Name: Title:

GUARANTOR:

NEW GREEN 1140 REALTY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

SLG 17 BATTERY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

SL GREEN MANAGEMENT LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp.,
a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

SLG IRP REALTY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp.,
a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

GREEN 286 MADISON LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp.,
a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

GREEN 1370 BROADWAY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp.,
a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

GREEN 292 MADISON LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp.,
a Maryland corporation, its general partner

By
Name:
Title:

GUARANTOR:

GREEN 110 EAST 42nd LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By
Name:
Title:

GUARANTOR:

GREEN 1372 BROADWAY LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By
Name:
Title:

GUARANTOR:

GREEN 1466 BROADWAY LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By
Name:
Title:

GUARANTOR:

GREEN 440 NINTH LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By
Name:
Title:

GUARANTOR:

GREEN 470 PAS LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By
Name:
Title:

AGENT:

FLEET NATIONAL BANK
As Administrative Agent

By:
Name:
Title:

LENDER:

FLEET NATIONAL BANK

By:
Name:
Title:

LENDER:

BANK LEUMI USA

By:
Name:
Title:

LENDER:

THE BANK OF NEW YORK

By:
Name:
Title:

LENDER:

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

LENDER:

COMERICA BANK

By
Name:
Title:

LENDER:

COMMERZBANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

LENDER:

EUROHYPO AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER:

HSH-NORDBANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER:

WACHOVIA BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

ANNEX A

Schedule 8.2(h)

Unconsolidated Real Estate Asset	Valuation Cap Rate
180 Madison Ave.	9%
1250 Broadway	9%
1515 Broadway	8.5%
321 W. 44th St.	9%
1 Park Ave.	9%
100 Park Ave.	8.5%
1221 Ave. of the Americas	8%